100 Mill Plain Road
    Danbury, Connecticut 06811
    TEL (203) 546-3555 o FAX (203)791-3921


                                December 27, 2004

                                    CONTRACT
                                  CONSULTING &
                                    STAFFING
                                    SERVICES
                                       For
                                     Tasker
                                    Products


Consulting Services

1- Avanti HR Placement & Consulting Inc. will review and_assess_the existing. Tasker Products programs, systems, processes and procedures.

2- Avanti HR will make recommendations regarding design, creation, revision, enhancements, omissions, or deletions of these programs systems processes and procedures as appropriate and in compliance with current legal employment regulations.

3- Avanti HR will establish a company handbook and policies as needed.

4- Avanti HR agrees to review and develop new benefit programs and enhance any existing programs. It will perform administration of these programs including. Enrollment and employee orientation.

5- Avanti HR agrees to analyze the existing compensation program and design a new compensation structure.

6- Avanti HR will provide employee relations counseling and guidance.

7- Avanti HR will design and implement a performance review program and provide training to managers.

8- Avanti HR will provide record management.

9- Avanti HR will implement training programs to adhere to State and Federal Regulations and as requested by Sr. Management.

10- Avanti HR will commence services effective December 1, 2004.

FEE ARRANGEMENT:

      > A retainer of $2,000 per month. If total services exceed $2,000 in a one month period, an additional invoice will be generated to account for services provided over and above the $2,000 retainer.

      >     The Consultation rate will not exceed $200 per hour.

Recruiting & Staffing Services

Permanent Placement Services include:

              > Staffing Services

        Q Candidates sourced by Avanti HR Placement & Consulting, Inc.

            o Recruit & interview Q Candidates sourced by Tasker Products

            o Interview & provide candid feedback

               > Reference checks

               > Day-to-day guidance, feedback & issue resolution


FEE ARRANAGEMENT:

Fifteen (15) percent of the first years' total base annual compensation for candidates sourced by Avanti HR Placement & Consulting, Inc.

Additionally, we will replace, at no additional fee, any candidate employed through our joint efforts who leaves your employ within forty-five days from day of hire. If we cannot find a suitable replacement, we will refund the placement fee that has been paid to Avanti HR.


Seven and one half (71/2) percent of the first years' total base annual compensation for candidates recruited by Tasker Products and interviewed by Avanti HR.


                                 **************

 Terms for payment is within thirty days from date of hire for each permanent placement.

 STOCK OPTIONS:

 Tasker Products agrees to issue 25,000 stock options, @ the strike price for close of business on 12/27/04, each, to Janice A. Haeger and Victoria C. Everett, Principles of Avanti HR Placement & Consulting, Inc. See attachment:
 Exhibit A.

 Tasker Products agrees to utilize Avanti HR exclusively for all HR Consulting and Staffing services for the period of December 1, 2004 - November 30, 2006, at which time this contract can be renegotiated.

 Tasker Products agrees that it shall not employ, solicit, engage or contract for the services of any representative of Avanti HR that performs any service under this Contract.

 Please sign below to indicate agreement to the above contract provisions.


/s/ Bob Abbleby
------------------------
Bob Appleby                                   Date
President & CEO Tasker Products



/s/ Jim Burns
------------------------
Jim Burns                                     Date  [ILLEGIBLE]/04
EVP & COO Tasker [ILLEGIBLE]



/s/ Janice Haeger
--------------------
Janice Haeger                                 Date  [ILLEGIBLE]/04
CEO
Avanti HR Placement & Consulting-, Inc.
Victoria Everett
Avanti HR Placement & Consulting^ Inc.

                               Exhibit A Avanti HR
                             Placement & Consulting

Vesting Schedule
----------------

33% or 8,333 options @ $2.01 vests on 12/27/04
33% or 8,333 options @ $2.01 vests on 12/27/05
33% or 8,334 options @ $2.01 vests on 12/27/06